Short-term investments (Tables)	12 Months Ended
Dec. 31, 2015
Short-term investments [Abstract]
Schedule of Short-Term Investments

(In thousands)	December 31, 2014	December 31, 2015
Investments in financial instruments (note)	29,427	70,328

Note:
the investments were issued by commercial banks in China with a variable interest rate indexed to performance of underlying assets. Since these investments' maturity dates are within one year, they are classified as short-term investments.